Investment Contract with Insurance Company	12 Months Ended
Dec. 31, 2025
EBP Prud ESP
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investment Contract with Insurance Company	Investment Contract with Insurance Company
The PESP Fixed Rate Fund is a traditional fully benefit-responsive guaranteed investment contract with the Company. The assets of the contract are maintained within the Company’s general account. The general account is credited with earnings on the underlying investments and charged for participant withdrawals. Under the terms of the contract, the Company is required to repay the principal along with a guaranteed crediting rate to the Plan. The crediting rate is based on a formula established by the contract, with a minimum rate of 3.50%. The crediting rate is reviewed on a quarterly basis for resetting. Effective December 27, 2024, the Company ceased accepting new contributions or transfers to the contract. Effective December 30, 2024, the assets of the contract were transferred to the PESP Principal Protection Fund. The assets of the contract will be liquidated in annual installments over four years, beginning in January 2025 and ending in January 2029. The liquidated assets will be allocated to a mix of stable value contracts and short-term fixed income investments.

The contract meets the fully benefit-responsive investment contract criteria and therefore is reported at contract value. Contract value is the relevant measure for fully benefit-responsive investment contracts because this is the amount received by participants if they were to initiate permitted transactions under the terms of the Plan. Contract value, as reported to the Plan by the Company, represents contributions made under the contract, plus credited earnings, less participant withdrawals. Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at contract value.
The Plan’s ability to receive amounts due is dependent on the issuer’s ability to meet its financial obligations. The issuer’s ability to meet its contractual obligations may be affected by future economic and regulatory developments.

Certain events might limit the ability of the Plan to transact at contract value with the issuer. Such events include (1) amendments to the Plan documents (including complete or partial Plan termination or merger with another plan), (2) changes to the Plan’s prohibition on competing investment options or deletion of equity wash provisions, (3) bankruptcy of the Plan sponsor or other Plan sponsor events (for example, divestitures or spin-offs of a subsidiary) that cause a significant withdrawal from the Plan, or (4) the failure of the trust to qualify for exemption from federal income taxes or any required prohibited transaction exemption under ERISA (5) premature termination of the contract. No events are probable of occurring that might limit the ability of the Plan to transact at contract value with the contract issuers and that also would limit the ability of the plan to transact at contract value with the participants.

In addition, certain events allow the issuer to terminate the contract with the Plan and settle at an amount different from contract value. Such events include (1) an uncured violation of the Plan’s investment guidelines, (2) a breach of material obligation under the contract, (3) a material misrepresentation, (4) a material amendment to the agreement without the consent of the issuer.